Republic Funds

                         Supplement dated July 13, 2000

             To Prospectus for HSBC Mid-Cap Fund dated June 30, 2000


Name Change

         Effective July 15, 2000, Republic Funds has been renamed the "HSBC Investor Funds," and the HSBC Mid-Cap Fund has been renamed the "HSBC Investor Mid-Cap Fund." References throughout the Prospectus are deemed modified accordingly.

Correction to Performance Bar Chart and Table

     The performance bar chart and table set forth on pages 6 and 7 of the Prospectus are deleted in their entirety and replaced with the following:

"Performance Bar Chart and Table

     The bar chart on this page shows the HSBC Investor Mid-Cap Fund's annual returns for Class A Shares and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions, but does not reflect sales charges. If sales charges were reflected, returns would be less than those shown.

     The returns for Class B Shares and Class C Shares will typically be lower, and the returns for the Trust Shares will typically be higher, than the returns for the Class A Shares shown in the bar chart because of differences in expenses of each class.

Year-by-Year Total Returns as of 12/31(1) Class A Shares

  -4.21%     +32.96%     +17.00%     +30.28%     +9.85%     +38.82%
  ------     -------     -------     -------     ------     -------
   1994       1995         1996       1997        1998        1999


     Of course, past performance does not indicate how the Fund will perform in the future.

        Best quarter:        4Q 1999 + 21.90%
        Worst quarter:       3Q 1998 -  22.61%

-------------

1. The Fund commenced operations on June 30, 2000 upon the transfer to the Fund of assets held in a collective investment trust (the "CTF") maintained by HSBC Bank USA, for which HSBC Asset Management (Americas) Inc. (HSBC) has provided day-to-day portfolio management. The CTF had substantially the same investment objective, policies, and limitations as the Fund. Assets from the CTF were transferred to the Fund.

         The Fund calculates its performance for periods commencing prior to June 30, 2000 by including the CTF's total return, adjusted to reflect the deduction of fees and expenses applicable to the Fund as stated in the Fee Table in this Prospectus (that is, adjusted to reflect estimated expenses, including the Fund's pro rata share of the aggregate annual operating expenses including 12b-1 fees).

         The CTF was not registered with the SEC and thus was not subject to certain investment restrictions that are imposed on the Fund. If the CTF had been registered with the SEC, its performance might have been adversely affected.

(Page 6)

     The table below compares the Fund's performance(1) over time to that of the S&P MidCap 400 Index. The Standard & Poor's MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the US stock market.

     The table assumes reinvestment of dividends and distributions, and includes applicable sales charges.

                         Inception      Past Year    Five Year   Since Inception
                          Date(2)

Class A                 July 1, 1993     33.79%       24.61%         18.82%
Class B (with
   applicable CDSC)     July 1, 1993     33.14%       24.11%         18.29%
Class C (with
   applicable CDSC)     July 1, 1993     36.14%       24.11%         18.29%
Trust Shares            July 1, 1993     39.44%       25.24%         19.42%
S&P MidCap 400 Index(3)                  14.72%       23.05%         17.98%

-------------

1. The Fund commenced operations on June 30, 2000 upon the transfer to the Fund of assets held in a collective investment trust (the "CTF") maintained by HSBC Bank USA, for which HSBC Asset Management (Americas) Inc. (HSBC) has provided day-to-day portfolio management. The CTF had substantially the same investment objective, policies, and limitations as the Fund. Assets from the CTF were transferred to the Fund.

         The Fund calculates its performance for periods commencing prior to June 30, 2000 by including the CTF's total return, adjusted to reflect the deduction of fees and expenses applicable to the Fund as stated in the Fee Table in this Prospectus (that is, adjusted to reflect estimated expenses, including the Fund's pro rata share of the aggregate annual operating expenses including 12b-1 fees).

         The CTF was not registered with the SEC and thus was not subject to certain investment restrictions that are imposed on the Fund. If the CTF had been registered with the SEC, its performance might have been adversely affected.

2. Prior to July 1, 1993, the collective investment trust had a different investment objective and, therefore the performance for that time period is not included.

3. The Standard & Poor's MidCap 400 Index is an unmanaged index containing stocks of 400 industrial, transportation, utility, and financial companies, regarded as generally representative of the mid-size company segment of the U.S. market. The Index reflects income and distributions, if any, but does not reflect brokerage commissions, or other expenses of investing.

(Page 7)"


INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE